UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane Suite 215
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed by Arcadia Biosciences, Inc. (the “Company” or “Arcadia”) with the Securities and Exchange Commission (the “SEC” or the “Commission”) on December 6, 2024, on December 4, 2024, Arcadia, Roosevelt Resources, LP, a Texas limited partnership (“Roosevelt” or the “Partnership”), and certain other parties in their capacity as representatives of the limited partners of Roosevelt, entered into a Securities Exchange Agreement (the “Exchange Agreement”) providing for the combination of the two companies in an all-stock transaction, subject to several conditions. Subject to the terms of the Exchange Agreement and to the satisfaction or waiver of the conditions set forth in the Exchange Agreement, at the closing of the transactions contemplated by the Exchange Agreement (the “Exchange Closing”), Arcadia agreed to issue shares of its common stock to the limited partners of Roosevelt in exchange for all of the limited partnership interests of Roosevelt and to the sole member of the general partner of Roosevelt (together with the limited partners, referred to collectively as the “Limited Partners”) in exchange for its membership interest in the limited liability company that is the general partner of Roosevelt (such exchange, contributions and issuances referred to as the “Exchange”). Arcadia has previously filed a registration statement on Form S-4 with the SEC, which included a preliminary proxy statement/prospectus relating to a meeting of stockholders of the Company to vote on certain proposals relating to the transactions contemplated by the Exchange Agreement, including approving the issuance of shares of common stock to be offered to the Limited Partners of Roosevelt pursuant to the Exchange Agreement.

On April 30, 2025, the parties to the Exchange Agreement entered into a First Amendment to Securities Exchange Agreement (the “Amendment”). The Amendment amended certain provisions of the Exchange Agreement, including without limitation the following: (i) the “Termination Date” provided for in one of the closing conditions described in the Exchange Agreement, which allows a party to terminate the Exchange Agreement if the Closing (as defined in the Exchange Agreement) has not occurred by May 15, 2015, was amended to be August 15, 2025; (ii) the provisions governing the number of shares of common stock that are issuable to the Limited Partners of Roosevelt were amended so that the number is calculated such that the number of shares to be issued to the Limited Partners equals 90% of the number of shares of common stock outstanding immediately after the Closing giving effect to the number of shares issuable to the Limited Partners (and ignoring and not giving effect to any other shares of common stock that may be issuable to any other persons in connection with or immediately after the Closing) (the “Exchange Shares”), without any possible upward or downward adjustments to the number of Exchange Shares to be issued based on the amount of cash and cash equivalents of the Company as of the Closing Date; and (iii) certain definitions related to determination of the Company’s cash amount at the Closing Date were eliminated.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified by reference to the full text of the Amendment, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

No Offer or Solicitation

This Report, including the information contained herein and the exhibits filed or furnished herewith, is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed Exchange transaction with Roosevelt or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, no public offer will be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information for Stockholders

In connection with the proposed transaction, Arcadia intends to file relevant materials with the SEC and previously filed on February 14, 2025, a Registration Statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement/prospectus. After the Registration Statement is declared effective by the SEC, Arcadia intends to mail a definitive proxy statement/prospectus to the stockholders of Arcadia. This Report is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that Arcadia may file with the SEC and send to Arcadia’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ARCADIA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ARCADIA WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCADIA, ROOSEVELT, THE PROPOSED EXCHANGE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Arcadia with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Arcadia will be available free of charge from Arcadia’s website at www.arcadiabio.com under the “Investors” tab. In addition, investors and stockholders should note that Arcadia communicates with investors and the public using its website (www.arcadiabio.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Arcadia with the SEC. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Proxy Solicitation

Arcadia, Roosevelt and their respective directors, partners and certain of their officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Arcadia’s stockholders in connection with the proposed transactions. Information regarding the officers and directors of Arcadia is included in Arcadia’s most recent Annual Report on Form 10-K, as amended, filed with the SEC, including any information incorporated therein by reference, its definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on May 16, 2024, and in the Registration Statement and any amendments thereto as filed with the SEC. Additional information regarding such persons, as well as information regarding Roosevelt’s directors, managers and officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the Registration Statement and proxy statement/prospectus, and any amendments thereto, and other materials, when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	First Amendment to Securities Exchange Agreement.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	May 2, 2025	By:	/s/ Mark Kawakami
Mark Kawakami, Chief Financial Officer